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Exhibit 10.3.2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT, dated as of June 12, 2001, is entered into by and between CAPITAL TEMPFUNDS, INC., a North Carolina corporation (herein called "TEMPFUNDS") and STRATUS SERVICES GROUP, INC., a Delaware corporation (herein called "BORROWER")

RECITALS:

a)
TEMPFUNDS and BORROWER are parties to a Loan and Security Agreement dated December 8. 2000 (hereinafter referred to as the "Agreement").

b)
BORROWER and TEMPFUNDS have agreed to certain modifications of the Agreement as a result of the ongoing business relationship between the parties.

AGREEMENT

        IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     The above recitals are true and correct and are incorporated herein by this reference.

        2.     Each of the terms defined in the Agreement unless otherwise defined herein, shall have the same meaning when used herein.

        3.     The terms of the Agreement are hereby amended as follows:

a.
Section 3.1 of the Agreement is amended by the addition of subsection D. to provide as follows:

    "d.    The Borrower may prepay only the entire unpaid balance of the Obligations upon payment of a prepayment fee as follows:

    In the event the Agreement is terminated prior to the expiration of the Term or any Renewal Term for any reason, the prepayment fee shall be ONE PERCENT (1%) of the Maximum Credit Line. In the event that payment of the Obligations shall be accelerated for any reason whatsoever by Capital, the prepayment fee in effect as of the date of such acceleration shall be paid and such prepayment fee shall also be added to the outstanding balance of the Obligations in determining the debt for the purposes of any repayment or judgment of foreclosure of any loan documents given to secure the Obligations."

b.
Schedule 1—item 8 is amended by the addition of the following at the end of such item:

    "The parties acknowledge and agree that the original Term of the Agreement was for a period of 60 days from December 8, 2000 (the "original Term"), and was subsequently renewed for 60 day periods. The Borrower has requested and Capital has agreed that a new Renewal Term be established through June 12, 2002. Effective with the Renewal Term expiring June 12, 2002, and notwithstanding the renewal provisions set forth in the beginning of this Item 8, the Term shall thereafter be automatically renewed (a "Renewal Term") for successive periods of one (1) year unless terminated by either party as set forth below, which termination shall be effective on an anniversary date of this Agreement. Notice of such termination shall be effectuated by the mailing of a certified letter, return receipt requested, not less than sixty (60) days immediately prior to the effective date of such termination, addressed to the other party in the manner and the address referred to in Section 13. Accordingly, in the event that either party wishes to terminate this Agreement prior to its automatic renewal on June 12, 2.002, notice of such termination must be effectuated no later than April 13, 2002."

c.
Schedule I—item 9 is hereby deleted and replaced with the following:

    "9. "Advance Percentage" as referred to in Section 2.1 means: (i) for the period from the date hereof through July 31, 2001, ninety percent (90%), and (ii) monthly thereafter, effective the first day.of each month commencing August 1, 2001, the Advance Percentage will decrease by one-half of one percent (.5%) per month until the Advance Percentage reaches eighty-five percent (85%)."

        4.     Upon the effectiveness of this Amendment, each reference in the Agreement to the "Agreement", "hereunder", "herein", "hereof", or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

        5.     This Amendment shall be deemed to be a contract under and subject to and shall be construed for all purposes and in accordance with the laws of the State of North Carolina.

        6.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        7.     Except as above amended, the Agreement shall continue in full force and effect, and is binding upon the Borrower without any setoffs, defenses or counterclaims of any kind whatsoever.

        IN WITNESS WHEREOF, the parties have executed and delivered this Amendment, which shall be effective with the date of the Amendment.

Witnesses:		STRATUS SERVICES GROUP, INC

/s/ J TODD RAYMOND		By:	/s/ JOSEPH J. RAYMOND Joseph J. Raymond, President

/s/ LORRAINE C. GALLAGHER
STATE OF	New Jersey
COUNTY OF	Monmouth

        The foregoing instrument acknowledged before me this 12th day of June 2001, by Joseph J. Raymond, as President of Stratus Services Group, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced                    as identification and did (did not) take an oath.

/s/ LYNNE K. MORRISON (Notary Signature)
(NOTARY SEAL)
LYNNE K. MORRISON (Notary Name Printed)
NOTARY PUBLIC, State of New Jersey No. 2078353 Qualified in Monmouth County Commission Expires July 28, 2005

CAPITAL TEMP FUNDS, INC. a North Carolina corporation

/s/ TERESSA LITTLE	By:	/s/ MICHAEL J. SULLIVAN

/s/ ANDREA HARTMAN		Michael J. Sullivan Senior Vice President

STATE OF NORTH CAROLINA
COUNTY OF UNION

        The foregoing instrument was acknowledged before me this 13th day of June, 2001, by Michael J. Sullivan, as Senior Vice President of CAPITAL TEMPFUNDS, INC., a North Carolina corporation, on behalf of the corporation. He is personally known to me and did take an oath.

/s/ MARY E. RUSHING (Notary Signature)
(NOTARY SEAL)
/s/ MARY E. RUSHING (Notary Name Printed) NOTARY PUBLIC Commission No.

REAFFIRMATION OF FIDELITY GUARANTY

        The undersigned hereby reaffirms his Fidelity Guaranty dated December     , 2000, (the "Guaranty"), consent to the terms of the First Amendment to Loan and Security Agreement and confirms that the Guaranty is in full force and effect, and is binding upon the undersigned without any setoffs, defenses or counterclaims of any kind whatsoever.

/s/ JOSEPH J. RAYMOND Joseph J. Raymond

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  Exhibit 10.3.2
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS
AGREEMENT
REAFFIRMATION OF FIDELITY GUARANTY